SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2002

JDN Realty Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12844	58-1468053
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification

359 East Paces Ferry Road Suite 400 Atlanta, Georgia	30305
(Address of Principal Executive Offices)	(Zip Code)

(404) 262-3252
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 5. Other Events.

     On May 31, 2002, JDN Realty Corporation (the “Company”) issued a press release announcing the initiation of an executive search process for chief executive officer of the Company. A copy of the press release issued by the Company is attached as an exhibit to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

99.1	Press Release: JDN REALTY CORPORATION INITIATES EXECUTIVE SEARCH PROCESS

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDN REALTY CORPORATION

By: /s/ John D. Harris, Jr.

John D. Harris, Jr. Chief Financial Officer

Date: May 31, 2002

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release: JDN REALTY CORPORATION INITIATES EXECUTIVE SEARCH PROCESS